Please file this Prospectus Supplement with your records.

WELLS FARGO FUNDS TRUST

WELLS FARGO ADVANTAGE DOW JONES TARGET TODAY FUNDSM

WELLS FARGO ADVANTAGE DOW JONES TARGET 2010 FUNDSM

WELLS FARGO ADVANTAGE DOW JONES TARGET 2020 FUNDSM

WELLS FARGO ADVANTAGE DOW JONES TARGET 2030 FUNDSM

WELLS FARGO ADVANTAGE DOW JONES TARGET 2040 FUNDSM

Class A, Class B, Class C

Supplement dated November 22, 2006, to the Prospectus dated June 26, 2006, as supplemented October 3, 2006.

Effective on or about January 31, 2007, Classes A, B, and C for the Wells Fargo Advantage Dow Jones Target Today FundsSM, Wells Fargo Advantage Dow Jones Target 2010 FundsSM, Wells Fargo Advantage Dow Jones Target 2020 FundsSM, Wells Fargo Advantage Dow Jones Target 2030 FundsSM, Wells Fargo Advantage Dow Jones Target 2040 FundsSM, will close to new investors. Existing investors of these classes of the Funds will be permitted to continue to make additional investments in these classes of the Funds.

The following information was contained within the October 3, 2006, supplement and is included herewith for your convenience.

This supplement contains important information about the Class A shares of the Funds referenced above (the “Funds”). The title “Class A Share Sales Charge Reductions,” the paragraph immediately following the title and the first seven bullet points referenced under the section entitled “Class A Share Charge Reductions” on page 49 are replaced with the following:

Class A Share Sales Charge Reductions and Waivers

You can pay a lower or no sales charge for the following types of purchases. If you believe you are eligible for any of the following reductions or waivers, it is up to you to ask the selling agent or shareholder servicing agent for the reduction or waiver and to provide appropriate proof of eligibility.

•	You pay no sales charges on Fund shares you buy with reinvested distributions.

•	You pay a lower sales charge if you are investing an amount over a breakpoint level. See “Class A Share Sales Charge Schedules” above.

•	You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of either Class A or Class B shares of the same Fund within 120 days of the date of the redemption. (Please note, you will still be charged any applicable CDSC on Class B shares you redeem.)

•	You may reinvest into a Wells Fargo Advantage Fund with no sales charge a distribution or transfer from an account previously held by the Investment Management and Trust Departments of Wells Fargo provided that the account previously held a Wells Fargo Advantage Fund and that such distribution or transfer occurred within the 60 days prior to your reinvestment.

•	You may reinvest into a Wells Fargo Advantage Fund without paying a sales charge a distribution or transfer from an account previously held by the Investment Management and Trust Departments of Wells Fargo, after 60 days from the date of such distribution or transfer, provided the distribution or transfer was from the Wells Fargo Advantage Aggressive Allocation, Conservative Allocation, Diversified Bond, Diversified Small Cap, Institutional Emerging Markets, Nebraska Tax-Free or Small Cap Opportunities Fund, and the proceeds had previously been invested in the same Fund through another account (e.g., an IRA).

101783 11-06	FR116 / P601SP2 11-06